UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (date of earliest event reported):  November 1, 2006

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Delaware	001-31711	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code:                                         (214) 623-8446

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

            On November 1, 2006, Home Solutions of America, Inc., a Delaware corporation ("Home Solutions" or the "Company") obtained a $60,000,000 credit facility from a group of lenders (collectively, the "Lenders") led by Texas Capital Bank, National Association as the administrative agent (the "Agent").  The credit facility provides for a $15,000,000 term loan (the "Term Loan") and a line of credit of up to $45,000,000 (the "Line of Credit").  The credit facility was established under a Credit Agreement entered into among Home Solutions and the Lenders dated November 1, 2006 (the "Credit Agreement").  The proceeds of the Term Loan were used to refinance outstanding debt of Fireline Restoration, Inc. ("Fireline"), a wholly-owned subsidiary of the Company.  The proceeds of the Line of Credit will be used primarily for working capital purposes.  Each Lender's commitment to fund its share of the Term Loan and the Line of Credit is evidenced by a promissory note executed by Home Solutions in favor of such Lender.

            Home Solutions can borrow, repay and reborrow principal under the Line of Credit from time to time during its term.  Revolving credit advances require a minimum draw of $1,000,000.  The amount of principal available to be drawn under the Line of Credit may not exceed the borrowing base, less the sum of (a) outstanding principal drawn under the Line of Credit, plus (b) the outstanding principal amount of the Term Loan, plus (c) the aggregate amount of all outstanding letters of credit.  For purposes of the Credit Agreement, the "borrowing base" is defined for each period of determination as the sum of (a) 80% of the value of eligible accounts receivable, plus (b) 50% of the value of certain designated receivables through June 30, 2007, plus (c) the lesser of (i) $5,000,000 and (ii) 50% of the value of eligible inventory.  Eligible accounts receivable includes accounts receivable generated in the ordinary course of business that satisfy the Agent's conditions, and excludes certain unacceptable accounts receivable, such as accounts more than 180 days past due.  Eligible inventory includes granite materials held for sale in the ordinary course of business, valued at the lower of cost or fair market value, excluding inventory that does not meet the Agent's standards.

            The annual interest rate on the Term Loan and the Line of Credit is equal to the higher of (a) the prime rate of interest as quoted in the Wall Street Journal, less 25 basis points (0.25%) for periods prior to June 30, 2007, and less 50 basis points (0.50%) for periods after June 30, 2007, or (b) the federal funds rate, as published by the Federal Reserve Bank of New York, plus 25 basis points (0.25%) for periods prior to June 30, 2007.   Accrued interest payments on the outstanding principal balance of the Line of Credit are due quarterly.  Principal under the Line of Credit is due at maturity, or November 1, 2009. Payments on the Term Loan, consisting of $1,250,000 in principal and accrued interest, are due quarterly beginning January 1, 2007.  The credit facility expires, and all outstanding obligations under the Line of Credit and the Term Loan must be repaid to the Lenders, on the maturity date of November 1, 2009.

            In consideration of the Lenders originating the credit facility, Home Solutions paid the Lenders a origination fee in the amount of $125,000.  Home Solutions is also obligated to pay an unused facility fee on the daily average unused amount of the Line of Credit equal to fifty basis points (0.50%) per annum, calculated and payable quarterly in arrears.

            The Lenders agreed to issue letters of credit under the Line of Credit to fund bonding required for certain reconstruction projects in an amount not to exceed $7,500,000 in the aggregate, subject to the sum of (a) cash advanced under the Line of Credit, plus (b) amounts outstanding under the Term Note, plus (c) the aggregate amount of all outstanding letters of credit, not being in excess of the borrowing base.  Pursuant to the terms of the Credit Agreement, for each letter of credit issued by the Lenders, Home Solutions agrees to pay an annual letter of credit fee equal to 2.0% of the face amount of the letter of credit, but not less than $5,000, plus other fees charged under the Lenders' then-current policies.

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            The Line of Credit and Term Loan are secured by substantially all of the assets of Home Solutions and its subsidiaries and the capital stock of such subsidiaries pursuant to a Pledge and Security Agreement (the "Security Agreement").  The Line of Credit and Term Loan are guaranteed by the subsidiaries of Home Solutions pursuant to a Guaranty Agreement (the "Guaranty Agreement").

            The Credit Agreement contains covenants, including financial covenants, with which Home Solutions and its subsidiaries must comply.  The financial covenants include a current assets to current liabilities ratio, a debt service coverage ratio, a maximum leverage amount, and a limit on annual capital expenditures.  With certain exceptions, Home Solutions is prohibited under the Credit Agreement from incurring or permitting its subsidiaries to incur any debt or permitting any liens to be placed on its assets or the assets of its subsidiaries.  Home Solutions also agreed, with certain exceptions, not to take or permit its subsidiaries to take certain actions without the consent of a supermajority of the Lenders, including becoming a party to a merger or consolidation, acquiring assets, and issuing securities.

            If a default occurs under the Credit Agreement for Home Solutions' failure to pay any amount when due, Home Solutions' breach of the Credit Agreement or another event of default, the Lenders may declare the credit facility to be due and payable immediately.  In such event, the Lenders may exercise any rights or remedies it may have, including foreclosure of Home Solutions' assets or the capital stock of Home Solutions' subsidiaries, under the Security Agreement or enforcement of its rights under the Guaranty Agreement.  Any such event may materially impair Home Solutions' ability to conduct its business.

            Brian Marshall, a director of Home Solutions and the President of Fireline, agreed to subordinate the indebtedness owed to him by Home Solutions under an outstanding promissory note in the principal amount of $21,650,000.00 to the Lenders, pursuant to a subordination agreement entered into by him in favor of the Lenders.

Item 9.01    Financial Statements and Exhibits.

(D)       Exhibits.

Exhibit 10.1	Credit Agreement among Home Solutions of America, Inc., Texas Capital Bank, National Association, Amegy Bank, N.A., Bank of Oklahoma, NA, and Compass Bank, dated as of November 1, 2006.
Exhibit 10.2

Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Texas Capital Bank, National Association in the principal amount of $22,500,000 dated November 1, 2006.

Exhibit 10.3	Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Amegy Bank, N.A. in the principal amount of $11,250,000 dated November 1, 2006.
Exhibit 10.4	Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Bank of Oklahoma, NA in the principal amount of $3,748,500 dated November 1, 2006.
Exhibit 10.5	Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Compass Bank in the principal amount of $7,501,500 dated November 1, 2006.
Exhibit 10.6	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Texas Capital Bank, National Association in the principal amount of $7,500,000 dated November 1, 2006.
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Exhibit 10.7	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Amegy Bank, N.A. in the principal amount of $3,750,000 dated November 1, 2006.
Exhibit 10.8	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Bank of Oklahoma, NA in the principal amount of $1,251,500 dated November 1, 2006.
Exhibit 10.9	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Compass Bank in the principal amount of $2,498,500 dated November 1, 2006.
Exhibit 10.10

Pledge and Security Agreement among Home Solutions of America, Inc., Cornerstone Marble & Granite, Inc., Fiber-Seal Systems, L.P., Fireline Restoration, Inc., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., FSS Holding Corp. and Southern Exposure Holdings, Inc. for the benefit of Texas Capital Bank, National Association, dated November 1, 2006.

Exhibit 10.11

Guaranty Agreement among Cornerstone Marble & Granite, Inc., Fiber-Seal Systems, L.P., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., FSS Holding Corp., Southern Exposure Holdings, Inc. and Fireline Restoration, Inc., for the benefit of Texas Capital Bank, National Association, dated November 1, 2006.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, including the Exhibits attached hereto, contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "can" "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential," and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K, including the Exhibits attached hereto.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.

Date: November 7, 2006	By: /s/ Jeffrey M. Mattich Name: Jeffrey M. Mattich Title: Chief Financial Officer

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Exhibit Index

Exhibit 10.1	Credit Agreement among Home Solutions of America, Inc., Texas Capital Bank, National Association, Amegy Bank, N.A., Bank of Oklahoma, NA, and Compass Bank, dated as of November 1, 2006.
Exhibit 10.2

Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Texas Capital Bank, National Association in the principal amount of $22,500,000 dated November 1, 2006.

Exhibit 10.3	Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Amegy Bank, N.A. in the principal amount of $11,250,000 dated November 1, 2006.
Exhibit 10.4	Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Bank of Oklahoma, NA in the principal amount of $3,748,500 dated November 1, 2006.
Exhibit 10.5	Promissory Note Revolving Credit Commitment issued by Home Solutions of America, Inc., to the order of Compass Bank in the principal amount of $7,501,500 dated November 1, 2006.
Exhibit 10.6	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Texas Capital Bank, National Association in the principal amount of $7,500,000 dated November 1, 2006.
Exhibit 10.7	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Amegy Bank, N.A. in the principal amount of $3,750,000 dated November 1, 2006.
Exhibit 10.8	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Bank of Oklahoma, NA in the principal amount of $1,251,500 dated November 1, 2006.
Exhibit 10.9	Promissory Note Term Loan Commitment issued by Home Solutions of America, Inc., to the order of Compass Bank in the principal amount of $2,498,500 dated November 1, 2006.
Exhibit 10.10

Pledge and Security Agreement among Home Solutions of America, Inc., Cornerstone Marble & Granite, Inc., Fiber-Seal Systems, L.P., Fireline Restoration, Inc., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., FSS Holding Corp. and Southern Exposure Holdings, Inc. for the benefit of Texas Capital Bank, National Association, dated November 1, 2006.

Exhibit 10.11

Guaranty Agreement among Cornerstone Marble & Granite, Inc., Fiber-Seal Systems, L.P., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., FSS Holding Corp., Southern Exposure Holdings, Inc. and Fireline Restoration, Inc., for the benefit of Texas Capital Bank, National Association, dated November 1, 2006.

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